UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 27, 2021 (October 26, 2021)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ROCK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
The following information is furnished pursuant to both Item 2.02:
On October 27, 2021, Gibraltar Industries, Inc. (the “Company”) issued a news release and will hold a conference call regarding results for the three months ended September 30, 2021. A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The Company references adjusted financial information in both the Release and the conference call. A reconciliation of these adjusted financial measures is contained in the Release. The information in this Form 8-K under the captions Items 2.02, including the Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 26, 2021, William P. Montague, the non-executive Chairman of the Board of Directors of the Company (the "Board"), gave notice of his retirement from the Board effective on the date of the 2022 annual meeting of stockholders, which is the end of his current term, and that he will not be standing for re-election at such meeting. The Board size will be reduced to eight directors effective immediately prior to the 2022 annual meeting. Mr. Montague's retirement is not the result of any disagreement on any matter relating to the Company's operations, policies, or practices.

Item 8.01 Other Events

On October 26, 2021, the Board appointed William T. Bosway, the Company’s Chief Executive Officer and member of the Board, as Chairman of the Board, effective January 1, 2022, and director Atlee Valentine Pope as Lead Independent Director effective January 1, 2022.

A copy of the news release related to the foregoing matters is attached hereto as Exhibit 99.2.

Item 9.01    Financial Statements and Exhibits
    (a)-(c)    Not Applicable
    (d)    Exhibits:

Exhibit No.	Description
99.1	Earnings Release issued by Gibraltar Industries, Inc. on October 27, 2021
99.2	News Release issued by Gibraltar Industries on October 27, 2021
104	Cover Page Interactive Data Filed (embedded with the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	October 27, 2021
		By:	/s/ Jeffrey J. Watorek
Jeffrey J. Watorek
Vice President, Treasurer and Secretary

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